=====================================      =====================================
THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street                                   [LOGO] THE
Boston, Massachusetts 02116                                  GANNETT
                                                             WELSH &
BOARD OF TRUSTEES                                            KOTLER
Arlene Zoe Aponte-Gonzalez                                   FUNDS
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher                            --------------------------------
Josiah A. Spaulding, Jr.                            GW&K EQUITY FUND
Allan Tofias                                --------------------------------
                                            GW&K GOVERNMENT SECURITIES FUND
INVESTMENT ADVISER                          --------------------------------
GANNETT WELSH & KOTLER, INC.                   GW&K LARGE CAP GROWTH FUND
222 Berkeley Street                         --------------------------------
Boston, Massachusetts 02116                    GW&K SMALL CAP GROWTH FUND
(617) 236-8900                              --------------------------------

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.                       ANNUAL REPORT
P.O. Box 5354                                      SEPTEMBER 30, 2000
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)
=====================================      =====================================

LETTER FROM THE PRESIDENT                                      NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

For the first time since June 1999, when the Federal Reserve initiated its policy of raising short-term interest rates, a soft landing for the U.S. economy seems likely. We have seen a slowdown in retail sales and housing starts, a slight increase in the unemployment rate, and numerous other industrial indicators hinting that the economy's incredible growth rate might be slowing. The correction that is occurring in the technology, communications and dot-com sectors of the stock market contributes to this leveling effect.

The old adage "a rising tide lifts all boats" is no longer applicable to "new economy" stocks, just as it has not been applicable to "old economy" stocks for a long time. As Warren Buffet said at the annual meeting of Berkshire Hathaway, "In the last year the ability to monetize shareholders' ignorance has never been greater." Participating in the next phase of the bull market will take more care and discipline and will leave the amateurs in a state of disarray.

If the Federal Reserve is successful in orchestrating a soft landing, financial markets should respond very favorably. The initial concern was that the economy was overheating and inflation would cause long rates to rise, thereby negatively affecting bond values. As we have often discussed in this letter, we do not believe that inflation is a valid concern but fears of inflation have, in fact, hurt bond values. The second concern, for corporate bonds in particular, was the opposite. The economy would slow too much, to the point of recession, so that leveraged businesses would be vulnerable to financial pressures. Such concerns have helped create a huge gap between corporate and government bond yields, thus providing significant investment opportunities.

We do not know whether the Federal Reserve will decrease interest rates in their upcoming meetings. Their actions, however, make little difference to our underlying economic assumptions and forecast. We believe that there will be no undermining inflation, long-term interest rates will continue to fall, the economy will continue to slow, and the stock market will become more selective. In this environment, rigorous research and a disciplined process will continue to provide attractive returns.

Sincerely,


Harold G. Kotler, CFA
President
Gannett Welsh & Kotler

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

This annual report is the fourth for the GW&K Equity Fund, and it has been another eventful and volatile year, especially in the stock market. We have managed to maintain good results throughout the turmoil and have been recognized for this in a number of national publications, which is discussed later in this letter.

At the end of the fiscal year for the GW&K Equity Fund, assets stood at a record $99 million, compared with $61 million a year ago. With net additions of about $4 million for the past twelve months, the increase in assets was due primarily to performance.

The Fund's total return (price change and reinvested distributions) for the year ending September 30, 2000 was 55.53%, ahead of both the Standard & Poor's 500 Index, up 13.30%, and the Russell 2000 Index of smaller companies, which gained 23.60%. The Fund's results were also ahead of the Morningstar Growth and Income group, whose average return was 12.92%, placing your Fund in the 1st percentile. Lipper Analytical Services had placed the Fund in the Multi-Cap Core category, and then changed us to the Multi-Cap Growth group in March 2000. This October, we were back in the Core group, where we believe we should always be. Nevertheless, for the year, our return placed us 171st out of the 412 funds in the Multi-Cap Growth category, or in the 42nd percentile. The Fund maintained its four-star rating by Morningstar for the three-year period ending September 2000.

For the past quarter, the Fund was up 10.35%, which compares with -0.97% and 1.11% for the S&P 500 and the Russell 2000 indices, respectively. Your Fund's quarterly return was in the 7th percentile measured against the Morningstar Growth and Income funds' average return of 2.56% and above the Lipper Multi-Cap Growth group's average of 2.66%, or in the 9th percentile.

This performance was recognized in the November issue of Smart Money magazine, as well as in The New York Times and Investor's Business Daily. In each publication, articles were written on the Fund's investment strategy, which combines diversification not only across economic sectors, but across market capitalization as well. Our strategy of seeking out good businesses no matter what their sector or market capitalization has separated us from the average fund. In the past quarter, performance was led not by technology stocks, but by low price to earnings ratio utility, home building, and finance positions.

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Turnover has remained relatively low, although it was the highest in the Fund's history at 38% for the past year. We repositioned proceeds from reducing technology holdings throughout the year into real estate, communications, retail and manufacturing sectors. A capital gain distribution was paid this November reflecting the profits realized from the repositioning.

With a number of our trading partners exhibiting sluggish economic growth, many multi-national U.S. companies are reporting slower earnings growth. The Internet and technology sector's dramatic growth over the past few years led to expectations that in many instances could not be met. And, we continue to find electing a new president difficult. These events have led to disappointment in results and an uneasy feeling that things will get worse before they get better. This usually means lower stock prices. Accordingly, our cash has been increased to around 10% of the portfolio as a reserve to make investments in good businesses when their shares are down. Our plan going forward is therefore unchanged. We spend our research effort finding businesses that have the highest likelihood of continued success and then stay with them.

Sincerely,


Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K GOVERNMENT SECURITIES FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the fiscal year ending September 30, 2000. Shares within the Fund have grown to 3.7 million representing 310 shareholders. The asset value of the Fund has increased from $29.7 million on September 30, 1999 to $35.0 million on September 30, 2000. This growth continues to come primarily from increased investment allocation to the Fund for managed accounts at Gannett Welsh & Kotler.

Most bond markets experienced significant volatility over the fiscal year ending September 30, 2000. The 10-year U.S. Treasury Note, a benchmark for mortgage pricing, swung from 5.88% on September 30, 1999 to 6.44% on December 31, 1999, and then back down to 5.80% on September 30, 2000. In general, this type of volatility leads to uncertainty and weaker bond prices. The declining interest rate environment experienced over the last few months also facilitated mortgage re-financing, which led to prepayments, a negative for the premium mortgages that underlie the Fund. Additionally, over the past year, the housing market remained strong which also led to negative pressure on prices.

The Fund's net asset value per share on September 30, 2000 was $9.46, $0.30 lower than on September 30, 1999, reflecting the accelerating rate of principal paydowns of the Fund's premium mortgage-backed securities and the resulting shortening of their weighted average maturities. The total performance of the Fund was 4.13% for the fiscal year as compared to 5.84% for the Lehman Brothers 1-3 Year Government Bond Index over the same period.

At Gannett Welsh & Kotler, we continue to search for value within the premium mortgage-backed sector. In the last year we added $12.5 million in new mortgage-backed pools. We also bought $2.5 million of a 4-year 7.1% callable Fannie Mae agency, which is defensive to rising rates and provides a good current income stream. We will continue to look for attractive mortgage backed securities and additional securities that meet the maturity and income requirements for the Fund, while exhibiting reduced prepayments and reduced extension risk.

Sincerely,


David M. Carter, CFA
GW&K Government Securities Fund
Portfolio Manager

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

Our belief is that "earnings drive stock prices" and "the market rewards companies with sustainable earnings growth through higher valuations."

We attempt to generate superior returns to the Standard & Poor's 500 Index through fundamental research and investing in a focused portfolio of large cap stocks. We analyze industries that will be primary beneficiaries of our investment themes and target the better positioned companies; generally companies that recognize, and exploit, these macro-economic trends ahead of their competition.

We invest based on three macro economic themes that we feel are long lasting and have significant growth opportunities:

     o    TECHNOLOGY  REVOLUTION:   beneficiaries  of  the  Internet  Explosion;
          Emergence of Broadband Communications; and/or Productivity Enablers.

     o DEMOGRAPHIC TRENDS: beneficiaries of the Graying of America; Baby Boomer Effect; and/or Wealth Accumulation/Transfer.

     o GLOBAL LEADERS: beneficiaries of Globalization of Economies and Brand Recognition.

The quarter was a roller coaster ride -- a weak July followed by a strong August (one of the best in recent history) and a weak September. The net result was that the S&P 500 Index was down 0.97% and technology heavy NASDAQ Composite Index was down 7.36%, correcting 10% during the quarter for the fifth time this year. Market sentiment turned bearish with investors concerned about higher interest rates, inflation, higher oil prices and the weak Euro depressing U.S. company sales. Adding to these concerns, several large capitalization companies pre-announced earnings below expectations sending the market lower and hurting Industrial, Technology, Retail and Communication stocks in particular.

For the quarter ending September 30, 2000, the total return for the Fund was 0.50%, which compares with -0.97% for the S&P 500 Index, -5.38 for the Russell 1000 Growth index and -0.47% for the Lipper Large-Cap Growth Funds Average. The Fund's performance benefited from its Finance and Healthcare holdings while Technology, Communication and Retails detracted from performance.

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

We continue to focus on stocks with above-average sustainable growth while pruning positions with decelerating growth. In this volatile market filled with investor concerns, consistent earnings growth is crucial and the market is unforgiving for any disappointment.

Sincerely,


Luis M. Raposo, CFA
GW&K Large Cap Growth Fund
Portfolio Manager

GW&K SMALL CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

We are happy to report on the status of the GW&K Small Cap Growth Fund for the quarter ending September 30, 2000, the Fund's first active quarter. Shares within the Fund were 153,893 at quarter end, and the total asset value of the Fund rose to $1.4 million. The total return of the Fund for the quarter ending September 30, 2000 was -8.40%, which compares to 1.11% for the Russell 2000 Index. This decline in value is due primarily to poor performance in the commercial services, communications, and technology sectors.

At quarter end, the Fund held positions in 29 securities with the top five holdings, in percentage terms, being Devry Inc, MCSI Inc, United Rentals Inc,
The Bisys Group, and Landauer Inc. At Gannett Welsh & Kotler, we seek out companies with positive growth trends in strong markets, and that exploit the following macroeconomic trends:

     o TECHNOLOGY REVOLUTION: Growth of Electronic Business and Emergence of Broadband Communications.

     o    DEMOGRAPHICS: "Graying" of America (e.g. healthcare,  pharmaceuticals,
          and  biotechnology),   Growth  in  Peak  Spending  Years,  and  Wealth
          Accumulation and Transfer.

     o    OUTSOURCING:   Productivity   Enhancements   and  Cost  Savings  (e.g.
          companies that provide various support services that allow the contracting companies to focus on their core competencies).

Based on these themes, and using the market capitalization parameters as defined by the Russell 2000 Index, we narrow down the small capitalization universe of companies. Next, we use bottom up, fundamental research to find companies that have strong growth prospects as well as a sustainable business model. At Gannett Welsh & Kotler, we will continue to search for quality companies with outstanding potential for growth.

Sincerely,

Edward B. White, CFA, CIC
GW&K Small Cap Growth Fund
Portfolio Manager

                                GW&K EQUITY FUND

Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the S&P 500 Index and the Russell 2000 Index

                                [GRAPHIC OMITTED]

              GW&K EQUITY FUND                              $52,629
              S&P 500 INDEX                                 $45,296
              RUSSELL 2000 INDEX                            $34,475

                        ---------------------------------
                                GW&K EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 YEAR                     55.53%
                        5 YEARS                    25.33%
                        SINCE INCEPTION*           19.84%
                        ---------------------------------

            Past performance is not predictive of future performance.

*Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the 1940 Act) during such periods and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

                         GW&K GOVERNMENT SECURITIES FUND

     Comparison of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the Lehman 1-3 Year
                              Government Bond Index

                                [GRAPHIC OMITTED]

              GW&K GOVERNMENT SECURITIES FUND               $12,367
              LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX         $12,194

                        ---------------------------------
                         GW&K GOVERNMENT SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 YEAR                      4.13%
                        SINCE INCEPTION*            5.37%
                        ---------------------------------

            Past performance is not predictive of future performance.

           *Initial public offering of shares was December 16, 1996.

                           GW&K LARGE CAP GROWTH FUND

Comparison of the Change in Value since July 1, 2000* of a $10,000 Investment in the GW&K Large Cap Growth Fund and the S&P 500 Index

                                [GRAPHIC OMITTED]

              GW&K LARGE CAP GROWTH FUND                    $10,050
              S&P 500 INDEX                                 $ 9,903

                        ---------------------------------
                           GW&K LARGE CAP GROWTH FUND
                                  TOTAL RETURN

                        SINCE INCEPTION*            0.50%
                        ---------------------------------

            Past performance is not predictive of future performance.

              *Initial public offering of shares was July 1, 2000.

                           GW&K SMALL CAP GROWTH FUND

  Comparison of the Change in Value since July 1, 2000* of a $10,000 Investment in the GW&K Small Cap Growth Fund and the Russell 2000 Index

                                [GRAPHIC OMITTED]

              GW&K SMALL CAP GROWTH FUND                    $ 9,160
              RUSSELL 2000 INDEX                            $10,110

                        ---------------------------------
                           GW&K SMALL CAP GROWTH FUND
                                  TOTAL RETURN

                        SINCE INCEPTION*          (8.40%)
                        ---------------------------------

            Past performance is not predictive of future performance.

              *Initial public offering of shares was July 1, 2000.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
===============================================================================================================
                                                                        GW&K           GW&K           GW&K
                                                         GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                        EQUITY       SECURITIES       GROWTH         GROWTH
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At amortized cost ..............................   $ 58,862,820   $ 35,204,530   $  2,305,928   $  1,482,018
                                                     ============   ============   ============   ============
  At market value (Note 2) .......................   $ 99,812,468   $ 34,510,101   $  2,289,937   $  1,395,696
Cash .............................................             --             --          7,500             --
Dividends and interest receivable ................        106,654        419,812            870          1,120
Receivable for principal paydowns ................             --        108,447             --             --
Receivable for capital shares sold ...............         88,800         66,000             --             --
Organization expenses, net (Note 2) ..............         11,167         11,167             --             --
Receivable from Adviser ..........................             --             --         19,757         20,078
Other assets .....................................          9,196          2,334             --             --
                                                     ------------   ------------   ------------   ------------
  TOTAL ASSETS ...................................    100,028,285     35,117,861      2,318,064      1,416,894
                                                     ------------   ------------   ------------   ------------

LIABILITIES
Dividends payable to shareholders ................             --         40,714             --             --
Payable for capital shares redeemed ..............          1,650          5,000             --             --
Payable for securities purchased .................             --             --        101,282             --
Payable to affiliates (Note 4) ...................         82,590         22,494          3,162          3,113
Other accrued expenses and liabilities ...........         25,008         28,617          4,249          3,957
                                                     ------------   ------------   ------------   ------------
  TOTAL LIABILITIES ..............................        109,248         96,825        108,693          7,070
                                                     ------------   ------------   ------------   ------------

NET ASSETS .......................................   $ 99,919,037   $ 35,021,036   $  2,209,371   $  1,409,824
                                                     ============   ============   ============   ============

Net assets consist of:
Paid-in capital ..................................   $ 47,493,157   $ 37,095,180      2,249,031      1,517,350
Undistributed net investment income ..............             --         51,638             --             --
Accumulated net realized gains (losses) from
  security transactions ..........................     11,476,232     (1,431,353)       (23,669)       (21,204)
Net unrealized appreciation (depreciation) on
  investments (Note 1) ...........................     40,949,648       (694,429)       (15,991)       (86,322)
                                                     ------------   ------------   ------------   ------------
Net assets .......................................   $ 99,919,037   $ 35,021,036   $  2,209,371   $  1,409,824
                                                     ============   ============   ============   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .....      4,708,583      3,702,921        219,856        153,893
                                                     ============   ============   ============   ============

Net asset value, offering price and redemption
  price per share (Note 1) .......................   $      21.22   $       9.46   $      10.05   $       9.16
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000 (A)
===============================================================================================================
                                                                        GW&K           GW&K           GW&K
                                                         GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                        EQUITY       SECURITIES       GROWTH         GROWTH
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .......................................   $         --   $  2,046,964   $         --   $         --
  Dividends ......................................        955,522         90,211          2,167          2,848
                                                     ------------   ------------   ------------   ------------
    TOTAL INVESTMENT INCOME ......................        955,522      2,137,175          2,167          2,848
                                                     ------------   ------------   ------------   ------------

EXPENSES
  Investment Advisory fees (Note 4) ..............        824,419        228,618          3,493          3,151
  Administration fees (Note 4) ...................         82,436         30,454          2,162          2,113
  Accounting services fees (Note 4) ..............         30,000         24,000          6,000          6,000
  Custodian fees .................................         44,086         14,873            176            127
  Professional fees ..............................         22,019         22,019          3,000          3,000
  Postage and supplies ...........................         30,024         14,646            873            931
  Trustees' fees and expenses ....................         17,396         17,396          2,625          2,625
  Pricing fees ...................................          1,026         28,933            200            200
  Transfer agent fees (Note 4) ...................         12,000         12,000          3,000          3,000
  Registration fees ..............................          8,828          7,696          3,943          3,943
  Insurance expense ..............................         12,205          6,927             --             --
  Reports to shareholders ........................         11,368          8,042            626            626
  Organization expenses (Note 2) .................          3,350          3,350             --             --
  Distribution expenses ..........................             --             --            873            630
                                                     ------------   ------------   ------------   ------------
    TOTAL EXPENSES ...............................      1,099,154        418,954         26,971         26,346
  Fees waived and expenses reimbursed
    by the Adviser (Note 4) ......................        (68,634)      (114,130)       (22,605)       (22,565)
                                                     ------------   ------------   ------------   ------------
    NET EXPENSES .................................      1,030,523        304,824          4,366          3,718
                                                     ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS) .....................        (75,001)     1,832,351         (2,199)          (933)
                                                     ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security
    transactions .................................     11,593,607        (21,851)       (23,669)       (21,204)
  Net change in unrealized appreciation/depreciation
    on investments ...............................     22,863,110       (557,088)       (15,991)       (86,322)
                                                     ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS ........................     34,456,717       (578,939)       (39,660)      (107,526)
                                                     ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS .........................   $ 34,381,716   $  1,253,412   $    (41,859)  $   (108,459)
                                                     ============   ============   ============   ============

(A) Except for the GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund which represent the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                                GW&K                          GW&K
                                                             EQUITY FUND            GOVERNMENT SECURITIES FUND
                                                     ----------------------------------------------------------
                                                         YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                         2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income (loss) ...................   $    (75,001)  $    (48,002)  $  1,832,351   $  1,669,870
  Net realized gains (losses) from security
    transactions .................................     11,593,607      1,816,559        (21,851)       (89,284)
  Net change in unrealized appreciation/depreciation
    on investments ...............................     22,863,110     11,651,312       (557,088)      (306,966)
                                                     ------------   ------------   ------------   ------------
  Net increase in net assets from operations .....     34,381,716     13,419,869      1,253,412      1,273,620
                                                     ------------   ------------   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ...........             --        (77,789)    (1,780,713)    (1,669,870)
  Distributions in excess of net investment income             --             --       (405,203)      (748,688)
  Return of capital ..............................             --             --             --        (86,428)
  Distributions from net realized gains ..........     (1,725,055)       (41,932)            --             --
                                                     ------------   ------------   ------------   ------------
Decrease in net assets from distributions
  to shareholders ................................     (1,725,055)      (119,721)    (2,185,916)    (2,504,986)
                                                     ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     18,519,421      7,113,037      8,940,182      4,372,991
  Net asset value of shares issued in
    reinvestment of distributions to shareholders       1,706,053        118,604      1,759,924      2,059,395
  Payments for shares redeemed ...................    (14,403,952)    (6,274,588)    (4,488,479)   (10,771,178)
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .....................      5,821,522        957,053      6,211,627     (4,338,792)
                                                     ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .....................................     38,478,183     14,257,201      5,279,123     (5,570,158)

NET ASSETS
  Beginning of year ..............................     61,440,854     47,183,653     29,741,913     35,312,071
                                                     ------------   ------------   ------------   ------------
  End of year ....................................   $ 99,919,037   $ 61,440,854   $ 35,021,036   $ 29,741,913
                                                     ============   ============   ============   ============

UNDISTRIBUTED NET
  INVESTMENT INCOME ..............................   $         --   $         --   $     51,638   $         --
                                                     ============   ============   ============   ============

NUMBER OF SHARES
  Sold ...........................................        983,130        525,932        942,385        440,081
  Reinvested .....................................        110,139          8,938        184,518        206,831
  Redeemed .......................................       (777,082)      (469,830)      (471,079)    (1,089,713)
                                                     ------------   ------------   ------------   ------------
  Net increase (decrease) in shares outstanding ..        316,187         65,040        655,824       (442,801)
  Shares outstanding, beginning of year ..........      4,392,396      4,327,356      3,047,097      3,489,898
                                                     ------------   ------------   ------------   ------------
  Shares outstanding, end of year ................      4,708,583      4,392,396      3,702,921      3,047,097
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================
                                                                            GW&K          GW&K
                                                                          LARGE CAP     SMALL CAP
                                                                           GROWTH        GROWTH
                                                                            FUND          FUND
                                                                         -------------------------
                                                                           PERIOD        PERIOD
                                                                            ENDED         ENDED
                                                                          SEPT. 30,     SEPT. 30,
                                                                           2000(A)       2000(A)
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ................................................   $   (2,199)   $     (933)
  Net realized losses from security transactions .....................      (23,669)      (21,204)
  Net change in unrealized appreciation/depreciation on investments ..      (15,991)      (86,322)
                                                                         ----------    ----------
Net decrease in net assets from operations ...........................      (41,859)     (108,459)
                                                                         ----------    ----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..........................................    2,266,900     1,518,283
  Payments for shares redeemed .......................................      (15,670)           --
                                                                         ----------    ----------
Net increase in net assets from capital share transactions ...........    2,251,230     1,518,283
                                                                         ----------    ----------

TOTAL INCREASE IN NET ASSETS .........................................    2,209,371     1,409,824

NET ASSETS
  Beginning of period ................................................           --            --
                                                                         ----------    ----------
  End of period ......................................................   $2,209,371    $1,409,824
                                                                         ==========    ==========

NUMBER OF SHARES
  Sold ...............................................................      221,370       153,893
  Redeemed ...........................................................       (1,514)           --
                                                                         ----------    ----------
  Net increase in shares outstanding .................................      219,856       153,893
  Shares outstanding, beginning of period ............................           --            --
                                                                         ----------    ----------
  Shares outstanding, end of period ..................................      219,856       153,893
                                                                         ==========    ==========

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                        YEAR          YEAR          YEAR         PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                      SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                        2000          1999          1998        1997(A)
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:

  Net asset value at beginning of period .........   $    13.99    $    10.90    $    12.93    $    10.00
                                                     ----------    ----------    ----------    ----------

  Income (loss) from investment operations:
    Net investment income (loss) .................        (0.02)        (0.01)         0.03          0.03
    Net realized and unrealized gains (losses)
      on investments .............................         7.64          3.13         (0.80)         2.90
                                                     ----------    ----------    ----------    ----------
  Total from investment operations ...............         7.62          3.12         (0.77)         2.93
                                                     ----------    ----------    ----------    ----------

  Less distributions:
    Dividends from net investment income .........           --         (0.02)        (0.04)           --
    Distributions from net realized gains ........        (0.39)        (0.01)        (1.22)           --
                                                     ----------    ----------    ----------    ----------
  Total distributions ............................        (0.39)        (0.03)        (1.26)           --
                                                     ----------    ----------    ----------    ----------

  Net asset value at end of period ...............   $    21.22    $    13.99    $    10.90    $    12.93
                                                     ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return ...................................        55.53%        28.62%        (5.99)%       29.30%(C)
                                                     ==========    ==========    ==========    ==========

  Net assets at end of period (000's) ............   $   99,919    $   61,441    $   47,184    $   37,347
                                                     ==========    ==========    ==========    ==========

  Ratio of net expenses to average net assets(B) .         1.25%         1.25%         1.25%         1.25%(D)

  Ratio of net investment income (loss) to
    average net assets ...........................        (0.09)%       (0.08)%        0.27%         0.43%(D)

  Portfolio turnover rate ........................           38%           28%           30%           13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.33%, 1.36%, 1.41% and 1.51% (D) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                        YEAR          YEAR          YEAR         PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                      SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                        2000          1999          1998        1997(A)
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD:

  Net asset value at beginning of period .........   $     9.76    $    10.12    $    10.23    $    10.00
                                                     ----------    ----------    ----------    ----------

  Income from investment operations:
    Net investment income ........................         0.57          0.45          0.56          0.50
    Net realized and unrealized gains (losses)
      on investments .............................        (0.18)        (0.09)        (0.05)         0.23
                                                     ----------    ----------    ----------    ----------
  Total from investment operations ...............         0.39          0.36          0.51          0.73
                                                     ----------    ----------    ----------    ----------

  Less distributions:
    Dividends from net investment income .........        (0.56)        (0.45)        (0.56)        (0.50)
    Distributions in excess of net investment income      (0.13)        (0.24)        (0.04)           --
    Return of capital ............................           --         (0.03)           --            --
    Distributions from net realized gains ........           --            --         (0.02)           --
                                                     ----------    ----------    ----------    ----------
  Total distributions ............................        (0.69)        (0.72)        (0.62)        (0.50)
                                                     ----------    ----------    ----------    ----------

  Net asset value at end of period ...............   $     9.46    $     9.76    $    10.12    $    10.23
                                                     ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return ...................................         4.13%         3.68%         5.07%         7.50%(C)
                                                     ==========    ==========    ==========    ==========

  Net assets at end of period (000's) ............   $   35,021    $   29,742    $   35,312    $   24,855
                                                     ==========    ==========    ==========    ==========

  Ratio of net expenses to average net assets(B) .         1.00%         1.00%         1.00%         0.97%(D)

  Ratio of net investment income to average
    net assets ...................................         6.01%         6.62%         5.40%         6.19%(D)

  Portfolio turnover rate ........................           26%           27%           37%           44%(D)

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.37%, 1.31%, 1.36% and 1.47% (D) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
FINANCIAL HIGHLIGHTS
======================================================================================================
                                                                            GW&K          GW&K
                                                                          LARGE CAP     SMALL CAP
                                                                           GROWTH        GROWTH
                                                                            FUND          FUND
                                                                         -----------------------------
                                                                           PERIOD        PERIOD
                                                                            ENDED         ENDED
                                                                          SEPT. 30,     SEPT. 30,
                                                                           2000(A)       2000(A)
------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:

  Net asset value at beginning of period .............................   $    10.00    $    10.00
                                                                         ----------    ----------

  Income (loss) from investment operations:
    Net investment loss ..............................................        (0.01)        (0.01)
    Net realized and unrealized gains (losses) on investments ........         0.06         (0.83)
                                                                         ----------    ----------
  Total from investment operations ...................................         0.05         (0.84)
                                                                         ----------    ----------

  Net asset value at end of period ...................................   $    10.05    $     9.16
                                                                         ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return .......................................................         0.50%(C)     (8.40)%(C)
                                                                         ==========    ==========

  Net assets at end of period (000's) ................................   $    2,209    $    1,410
                                                                         ==========    ==========

  Ratio of net expenses to average net assets(B) .....................         1.23%(D)      1.48%(D)

  Ratio of net investment income to average net assets ...............        (0.62)%(D)    (0.37)%(D)

  Portfolio turnover rate.............................................           38%(D)        21%(D)

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

(B) Absent fee waivers and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 7.61% (D) and 10.33% (D) for the period ended September 30, 2000 for the GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
================================================================================

1.   ORGANIZATION
The GW&K Equity Fund and GW&K Government Securities Fund (individually, a Fund, and collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a non-diversified series of shares of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of the GW&K Equity Fund and GW&K Government Securities Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996. The GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund began their initial public offering of shares on July 1, 2000.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

The GW&K Large Cap Growth Fund seeks long-term growth of capital by investing in a portfolio of large capitalization equity securities.

The GW&K Small Cap Growth Fund seeks long-term growth of capital by investing in a portfolio of small capitalization equity securities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund occasionally trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized by the GW&K Equity Fund and the GW&K Government Securities Fund and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 2000:

-------------------------------------------------------------------------------------------------------------
                                                                      GW&K           GW&K           GW&K
                                                       GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                      EQUITY       SECURITIES       GROWTH         GROWTH
                                                       FUND           FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..................   $ 45,870,388   $     27,496   $    138,587   $     96,544
Gross unrealized depreciation ..................     (4,966,440)      (721,925)      (170,867)      (182,866)
                                                   ------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation) .....   $ 40,903,948   $   (694,429)  $    (32,280)  $    (86,322)
                                                   ============   ============   ============   ============
Federal income tax cost ........................   $ 58,908,520   $ 35,204,530   $  2,322,217   $  1,482,018
                                                   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund and the GW&K Large Cap Growth Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2000, the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $1,409,502, none of which expire prior to September 30, 2006. In addition, the Fund elected to defer until its subsequent tax year $21,851 of net realized capital losses incurred after October 31, 1999. The GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund had capital loss carryforwards for federal income tax purposes of $7,380 and $21,204, respectively, none of which expire prior to September 30, 2008. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Reclassification of capital accounts -- As of September 30, 2000, the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund reclassified $75,001, $2,199 and $933, respectively, of net investment losses to paid-in capital on the Statements of Assets and Liabilities. The GW&K Government Securities Fund reclassified $405,203 of distributions in excess of net investment income to accumulated net realized losses from security transactions. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS
For the period ended September 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $29,640,476 and $28,370,938, respectively, for the GW&K Equity Fund, $15,066,508 and $7,436,431, respectively, for the GW&K Government Securities Fund, $2,164,540 and $150,890, respectively, for the GW&K Large Cap
Growth Fund and $1,367,672 and $54,558, respectively, for the GW&K Small Cap Growth Fund.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc.
(IFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent or IFS Fund Distributors, Inc. (the Underwriter), the Trust's principal underwriter for each fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and GW&K Large Cap Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. The GW&K Government Securities Fund and GW&K Small Cap Growth Fund each pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% and 1.25%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund, GW&K Government Securities Fund GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund for the period ended September 30, 2000, the Adviser voluntarily waived advisory fees of $68,634, $114,130, $3,493 and $3,151, respectively. The Adviser also reimbursed other operating expenses of the GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund in the amount of $19,112 and $19,414, respectively.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, IFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,500 from GW&K Equity Fund and $2,000 from each of the GW&K Government Securities Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, effective May 16, 2000, IFS Fund Distributors, Inc. (Underwriter) serves as principal underwriter for the Funds and , as such, is the exclusive agent for the distribution of shares of each Fund. For these services, the Underwriter receives a monthly fee of $500 per Fund. The Underwriter is an affiliate of IFS by reason of common ownership.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 91.4%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 1.2%
     105,000   Universal Forest Products, Inc. ..................  $  1,199,297
                                                                   ------------

               CONSUMER, CYCLICAL-- 13.7%
     125,000   DeVry, Inc. * ....................................  $  4,703,125
     130,000   Extended Stay America, Inc. * ....................     1,722,500
      38,000   Insight Communications Company, Inc. * ...........       603,250
      30,000   Lowe's Companies, Inc. ...........................     1,346,250
      27,000   May Department Stores Company ....................       553,500
      63,000   PROVANT, Inc. * ..................................       441,000
     125,000   Standard Pacific Corp. ...........................     2,250,000
      70,000   Staples, Inc. * ..................................       993,125
      43,000   TJX Companies, Inc. ..............................       967,500
                                                                   ------------
                                                                   $ 13,580,250
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 6.9%
       5,000   General Mills, Inc. ..............................  $    177,500
      20,000   Merck & Co., Inc. ................................     1,488,750
      50,000   NCO Group, Inc. * ................................       593,750
      48,000   Panamerican Beverages, Inc. ......................       816,000
      40,000   PepsiCo, Inc. ....................................     1,840,000
      45,000   Pfizer, Inc. .....................................     2,022,188
                                                                   ------------
                                                                   $  6,938,188
                                                                   ------------

               ENERGY-- 10.5%
      71,944   AES Corp. * ......................................  $  4,928,164
      43,000   Independent Energy Holdings plc - ADR * ..........        43,000
      44,000   Noble Affiliates, Inc. ...........................     1,633,500
      80,000   Questar Corp. ....................................     2,225,000
      28,000   Royal Dutch Petroleum Company ....................     1,678,250
                                                                   ------------
                                                                   $ 10,507,914
                                                                   ------------

               FINANCIAL SERVICES -- 15.3%
      37,000   Bank of New York Company, Inc. ...................  $  2,074,312
      20,000   BISYS Group, Inc. * ..............................     1,546,250
      43,000   Boston Properties, Inc. ..........................     1,846,312
      63,000   Capital One Financial Corp. ......................     4,413,938
      40,000   Citigroup, Inc. ..................................     2,162,500
      48,000   Equity Office Properties Trust ...................     1,491,000
      25,000   MBIA, Inc. .......................................     1,778,125
                                                                   ------------
                                                                   $ 15,312,437
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 3.8%
      25,000   Cardinal Health, Inc. ............................  $  2,204,688
      40,000   IMS Health Inc. ..................................       830,000
       7,000   Techne Corp. * ...................................       784,000
                                                                   ------------
                                                                    $ 3,818,688
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 91.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               INDUSTRIAL -- 7.2%
      30,000   General Electric Company .........................  $  1,730,625
      60,000   General Motors Corp. - Class H ...................     2,230,800
      36,000   Tyco International, Ltd. .........................     1,867,500
      55,000   United Rentals, Inc. * ...........................     1,326,875
                                                                   ------------
                                                                    $ 7,155,800
                                                                   ------------

               TECHNOLOGY -- 22.7%
      22,000   ACT Manufacturing, Inc. * ........................  $  1,160,500
      18,000   Analog Devices, Inc. * ...........................     1,486,125
      45,000   Cognex Corp. * ...................................     1,774,688
      30,000   Dell Computer Corp. * ............................       924,375
      40,000   EMC Corp. * ......................................     3,965,000
      67,500   iGATE Capital Corp. * ............................       362,812
      60,000   Oracle Corp. * ...................................     4,725,000
      27,000   SDL, Inc. * ......................................     8,316,000
                                                                   ------------
                                                                   $ 22,714,500
                                                                   ------------

               UTILITIES-- 10.1%
      48,000   Enron Corp. ......................................  $  4,206,000
      25,000   Focal Communications Corp. * .....................       385,938
      25,000   Qwest Communications International, Inc. * .......     1,201,561
      53,000   Reliant Energy, Inc. .............................     2,464,500
      60,000   WorldCom, Inc. * .................................     1,822,500
                                                                   ------------
                                                                   $ 10,080,499
                                                                   ------------

               TOTAL COMMON STOCKS-- 91.4% (Cost $50,357,925) ...  $ 91,307,573
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 8.5%                                VALUE
--------------------------------------------------------------------------------
   8,504,895   Merrimac Cash Fund-- Institutional Class
                 (Cost $8,504,895) ..............................  $  8,504,895
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.9%
                 (Cost $58,862,820) .............................  $ 99,812,468

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% .....       106,569
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $ 99,919,037
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
    PAR                                                                MARKET
   VALUE       MORTGAGE-BACKED SECURITIES -- 96.1%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 34.6%
$    136,557   7.50%, 02/01/22 ..................................  $    137,581
     118,747   8.00%, 11/01/10 ..................................       120,046
     656,812   8.50%, 03/01/08 thru 09/01/17 ....................       671,714
     612,483   8.75%, 10/01/08 thru 10/01/17 ....................       625,175
     925,922   9.00%, 06/01/08 thru 06/01/21 ....................       951,214
   1,612,032   9.25%, 10/01/08 thru 12/01/10 ....................     1,655,142
   1,625,582   9.50%, 05/01/05 thru 02/01/21 ....................     1,668,647
   1,378,964   9.75%, 04/01/08 thru 02/01/18 ....................     1,427,186
   1,799,872   10.00%, 01/01/01 thru 11/01/20 ...................     1,879,775
   1,056,851   10.25%, 04/01/09 thru 09/01/12 ...................     1,106,595
     315,140   10.50%, 10/01/00 thru 07/01/20 ...................       334,420
     309,628   10.75%, 07/01/10 thru 04/01/11 ...................       329,221
      58,768   11.00%, 01/01/01 thru 01/01/19 ...................        62,849
     303,904   11.25%, 09/01/09 thru 07/01/13 ...................       323,943
     154,799   11.50%, 09/01/11 thru 06/01/19 ...................       166,970
      19,482   11.75%, 02/01/11 thru 07/01/13 ...................        20,948
     120,008   12.00%, 05/01/10 thru 03/01/15 ...................       129,758
     346,152   12.50%, 01/01/10 thru 05/01/15 ...................       378,953
      96,664   13.50%, 01/01/11 .................................       105,726
      15,680   14.50%, 12/01/10 .................................        17,125
------------                                                       ------------
$ 11,664,047   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION .....  $ 12,112,988
------------   (Amortized Cost $12,368,845)                        ------------


               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 47.4%
$  2,500,000   7.10%, 10/18/04 ..................................  $  2,504,550
     210,728   7.50%, 02/01/14 ..................................       211,847
     205,918   8.00%, 08/01/19 ..................................       209,023
     811,392   8.50%, 12/01/08 thru 03/01/22 ....................       825,430
     373,814   8.75%, 08/01/07 thru 08/01/17 ....................       383,026
     924,858   9.00%, 03/01/10 thru 09/01/24 ....................       950,411
     151,304   9.25%, 12/01/15 ..................................       155,536
   1,653,595   9.50%, 04/01/05 thru 01/01/19 ....................     1,729,279
     246,883   9.75%, 03/01/06 thru 02/01/19 ....................       255,558
   4,859,022   10.00%, 04/01/14 thru 06/01/30 ...................     5,045,886
      32,758   10.25%, 05/01/09 thru 03/01/16 ...................        34,637
     973,031   10.50%, 02/01/01 thru 09/01/20 ...................     1,008,499
       43,90   10.75%, 03/01/14 .................................        47,106
   1,181,277   11.00%, 07/01/15 thru 11/01/20 ...................     1,272,605
      71,918   11.25%, 10/01/15 thru 12/01/15 ...................        78,111
     184,202   11.50%, 05/01/19 .................................       199,802
     180,839   11.75%, 04/01/12 thru 02/01/14 ...................       196,303
   1,342,590   12.00%, 03/01/13 thru 10/01/15 ...................     1,467,846
       6,015   12.25%, 05/001/10 ................................         6,502
      29,867   13.50%, 12/01/14 .................................        33,159
------------                                                       ------------
$ 15,983,921   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ......  $ 16,615,116
------------   (Amortized Cost $16,874,597)                        ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR                                                                MARKET
   VALUE          MORTGAGE-BACKED SECURITIES -- 96.1% (CONTINUED)      VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.9%
$     96,197   6.00%, 04/15/29 ..................................  $     90,606
     354,440   7.00%, 05/15/23 ..................................       350,562
     163,603   8.75%, 11/15/08 ..................................       167,352
     360,090   9.00%, 11/15/19 thru 06/15/21 ....................       376,913
      93,922   9.25%, 09/15/09 ..................................        97,243
     690,512   9.50%, 06/15/09 thru 08/20/19 ....................       719,990
   1,813,817   10.00%, 03/15/01 thru 10/15/21 ...................     1,899,223
         234   10.25%, 02/15/01 .................................           234
     423,156   10.50%, 02/20/05 thru 10/20/19 ...................       452,395
       4,940   11.00%, 11/20/15 .................................         5,309
         690   11.25%, 04/15/01 .................................           692
     147,766   11.50%, 01/20/13 thru 08/20/19 ...................       160,223
      63,456   11.75%, 05/15/04 thru 08/15/13 ...................        67,710
      14,109   12.00%, 08/15/13 thru 09/15/14 ...................        15,577
     100,813   13.00%, 01/15/11 thru 01/15/15 ...................       112,222
------------                                                       ------------
$  4,327,745   TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ...  $  4,516,251
------------   (Amortized Cost $4,656,046)                         ------------

               OTHER MORTGAGE-BACKED SECURITIES -- 1.2%
$     28,545   Arkansas Development Finance Authority
               REMIC #93-C, 8.20%, 02/15/14 .....................  $     28,546
     395,000   Delta Funding Home Equity Loan Trust #96-1-A7,
------------   7.95%, 06/25/27 ..................................       388,581
                                                                   ------------

$    423,545   TOTAL OTHER MORTGAGE-BACKED SECURITIES ...........  $    417,127
------------   (Amortized Cost $448,532)                           ------------

$ 32,399,258   TOTAL MORTGAGE-BACKED SECURITIES .................  $ 33,661,482
------------   (Amortized Cost $34,348,020)                        ------------

================================================================================
    PAR                                                                MARKET
   VALUE       MUNICIPAL OBLIGATIONS -- 1.5%                           VALUE
--------------------------------------------------------------------------------
$    300,000   Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01 .....  $    303,984
     207,048   Mississippi Housing Rev. Bond, 9.15%, 09/15/14 ...       211,526
------------                                                       ------------
$    507,048   TOTAL MUNICIPAL OBLIGATIONS ......................  $    515,510
------------   (Amortized Cost $523,401)                           ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 0.9%                                VALUE
--------------------------------------------------------------------------------
$    333,109   Merrimac Cash Fund-- Institutional Class
               (Cost $333,109) ..................................  $    333,109
                                                                   ------------
               TOTAL INVESTMENT SECURITIES-- 98.5%
               (Cost $35,204,530) ...............................  $ 34,510,101
                                                                   ------------

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% .....       510,935
                                                                   ------------

               NET ASSETS -- 100% ...............................  $ 35,021,036
                                                                   ============

See accompanying notes to financial statements.

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 89.3%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS-- 3.2%
       1,200   Applied Materials * ..............................  $     71,175
                                                                   ------------

               CONSUMER, CYCLICAL -- 12.4%
       3,600   AT&T Corporation - Liberty Media Group - Class A *  $     64,800
       2,000   Bed Bath & Beyond, Inc. * ........................        48,781
       1,200   Comcast Corp. - Class A * ........................        49,125
       1,150   Home Depot, Inc. .................................        61,022
       3,500   Staples, Inc. * ..................................        49,656
                                                                   ------------
                                                                   $    273,384
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 4.1%
       1,300   CVS Corp. ........................................  $     60,206
         700   Schering-Plough Corporation ......................        32,550
                                                                   ------------
                                                                   $     92,756
                                                                   ------------

               FINANCIAL SERVICES -- 3.9%
         950   Associates First Capital Corp. ...................  $     36,100
         933   Citigroup, Inc. ..................................        50,440
                                                                   ------------
                                                                   $     86,540
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 14.1%
       1,400   Amgen * ..........................................  $     97,759
         700   Cardinal Health, Inc. ............................        61,731
       1,050   MedImmune, Inc. * ................................        81,112
         600   PE Corp. - PE Biosystems Group ...................        69,900
                                                                   ------------
                                                                   $    310,502
                                                                   ------------

               INDUSTRIAL -- 9.5%
         500   Flextronics International Ltd. * .................  $     41,062
         650   General Electric Company .........................        37,497
         300   Sanmina Corporation * ............................        28,088
       2,000   Tyco International, Ltd. .........................       103,750
                                                                   ------------
                                                                   $    210,397
                                                                   ------------

               TECHNOLOGY -- 34.9%
         800   Analog Devices, Inc. * ...........................  $     66,050
       1,400   Cisco Systems, Inc. * ............................        77,350
       1,900   Dell Computer Corp. * ............................        58,544
       1,100   EMC Corporation * ................................       109,038
         100   Inktomi Corp. * ..................................        11,400
         700   Microsoft Corporation * ..........................        42,175
       1,225   Nokia Oyj - ADR ..................................        48,770
       1,500   Nortel Networks Corp. ............................        89,344
         700   Oracle Corp. * ...................................        55,125
         400   SDL, Inc. * ......................................       123,200
       2,350   TyCom, Ltd. * ....................................        90,181
                                                                   ------------
                                                                   $    771,177
                                                                   ------------

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 89.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 7.2%
         900   Exodus Communications, Inc. * ....................  $     44,438
       1,100   Qwest Communications International, Inc. * .......        52,870
       2,000   WorldCom, Inc. * .................................        60,750
                                                                   ------------
                                                                   $    158,058
                                                                   ------------

               TOTAL COMMON STOCKS-- 89.3% (Cost $1,989,980) ....  $  1,973,989
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 14.3%                               VALUE
--------------------------------------------------------------------------------
     315,948   Merrimac Cash Fund-- Institutional Class
                 (Cost $315,948) ................................  $    315,948
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 103.6%
                 (Cost $2,305,928) ..............................  $  2,289,937

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.6%) ...       (80,566)
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $  2,209,371
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

GW&K SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 85.5%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 2.8%
       3,500   Universal Forest Products, Inc. ..................  $     39,977
                                                                   ------------

               CONSUMER, CYCLICAL-- 21.0%
       1,800   DeVry, Inc. * ....................................  $     67,725
       3,800   Extended Stay America, Inc. * ....................        50,350
       1,800   Imax Corp. * .....................................        30,488
       2,800   Insight Communications Company, Inc. * ...........        44,450
       1,800   Men's Wearhouse, Inc. * ..........................        50,962
       7,500   PROVANT, Inc. * ..................................        52,500
                                                                   ------------
                                                                   $    296,475
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 18.1%
       2,300   Cedar Fair, L.P. .................................  $     42,406
       1,200   Cooper Companies, Inc. ...........................        42,450
       2,800   Landauer .........................................        52,780
       2,400   NCO Group, Inc. * ................................        28,500
       2,000   Steiner Leisure Ltd. * ...........................        44,750
       1,400   The Toro Company .................................        44,100
                                                                   ------------
                                                                   $    254,986
                                                                   ------------

               ENERGY -- 0.3%
       4,000   Independent Energy Holdings plc * ................  $      4,000
                                                                   ------------

               FINANCIAL SERVICES -- 6.9%
         900   Commerce Bancorp, Inc. ...........................  $     52,369
       2,200   National Golf Properties, Inc. ...................        45,375
                                                                   ------------
                                                                   $     97,744
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 9.3%
         700   BISYS Group, Inc. * ..............................  $     54,119
      27,000   HealthGate Data Corp. * ..........................        32,062
         400   Techne Corp. * ...................................        44,800
                                                                   ------------
                                                                   $    130,981
                                                                   ------------

               INDUSTRIAL -- 7.3%
         900   ACT Manufacturing, Inc. * ........................  $     47,475
       2,300   United Rentals, Inc. * ...........................        55,488
                                                                   ------------
                                                                   $    102,963
                                                                   ------------

               TECHNOLOGY -- 18.0%
       1,400   Anadigics, Inc. ..................................  $     30,975
         900   Cognex Corp. * ...................................        35,494
       1,100   Cognizant Technology Solutions Corp. * ...........        42,900
         800   DSP Group, Inc. * ................................        29,900
       5,000   iGATE Capital Corp. * ............................        26,875
       1,700   Jupiter Media Metrix, Inc. * .....................        27,094
       1,800   MCSi, Inc. * .....................................        60,523
                                                                   ------------
                                                                   $    253,761
                                                                   ------------

GW&K SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 85.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 1.8%
       1,600   Focal Communications Corp. * .....................  $     24,700
                                                                   ------------

               TOTAL COMMON STOCKS-- 85.5% (Cost $1,291,909) ....  $  1,205,587
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 13.5%                               VALUE
--------------------------------------------------------------------------------
     190,109   Merrimac Cash Fund-- Institutional Class
                 (Cost $190,109) ................................  $    190,109
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.0%
                 (Cost $1,482,018) ..............................  $  1,395,696

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0% .....        14,128
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $  1,409,824
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

[LOGO]
     ARTHUR ANDERSEN

To the Shareholders and Board of Trustees of the Gannett, Welsh & Kotler Funds:

We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the GW&K Equity Fund, the GW&K Government Securities Fund, the GW&K Large Cap Growth Fund, and the GW&K Small Cap Growth Fund (the Funds) of the Gannett, Welsh & Kotler Funds as of September 30, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
October 27, 2000

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